EXHIBIT 32.1


                  BESTNET COMMUNICATIONS CORP. AND SUBSIDIARIES


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report on Form 10-KSB of BestNet Communications Corp. (the "Company") for the fiscal year ended August 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Stanley L. Schloz, President of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/  Stanley L. Schloz
-----------------------------
     Stanley L. Schloz
     President

November 29, 2005